Exhibit 1.1

EXECUTION VERSION

WHITESTONE REIT

4,200,000 Common Shares of Beneficial Interest

UNDERWRITING AGREEMENT

dated August 23, 2012

Robert W. Baird & Co. Incorporated

JMP Securities LLC

Underwriting Agreement

August 23, 2012

Robert W. Baird & Co. Incorporated

JMP Securities LLC

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

    As Representatives of the several Underwriters named in Schedule A hereto

Ladies and Gentlemen:

Introductory. Whitestone REIT, a Maryland real estate investment trust (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter hereinafter substituted as provided in Section 9 hereof), for whom Robert W. Baird & Co. Incorporated (“Baird”) and JMP Securities LLC are acting as representatives (in such capacity, if and as applicable, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 4,200,000 common shares of beneficial interest, par value $0.001 per share of the Company (the “Common Shares”) and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2 hereof to purchase all or any part of 630,000 additional Common Shares to cover over-allotments, if any. The aforesaid 4,200,000 shares of Common Stock (the “Firm Shares”) to be purchased by the Underwriters and all or any part of the 630,000 Common Shares subject to the option described in Section 2 hereof (the “Optional Shares”) are herein called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-182667) covering the public offering and sale of certain securities, including the Shares, under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), which shelf registration statement was declared effective by the Commission on July 25, 2012. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Shares, which time shall be considered the “new effective date” of such registration statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Securities Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B. Each preliminary prospectus used in connection with the offering of the Shares, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, are collectively referred to herein as a “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus relating to the Shares in accordance with the provisions of Rule 424(b) under the Securities Act Regulations (“Rule 424(b)”). The final prospectus, in the form filed with the Commission pursuant to Rule 424(b) in connection with the offering of the Shares, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system)(“EDGAR”).

As used in this Agreement:

“Applicable Time” means 8:30 a.m., New York City time, on August 23, 2012 or such other time as agreed by the Company and the Representatives.

“Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus (including any documents incorporated therein by reference) that is distributed to investors prior to the Applicable Time and the information included on Schedule B hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule C hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1. Representations and Warranties of the Company and the Operating Partnership.

A. The Company and Whitestone REIT Limited Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), jointly and severally, hereby represent and warrant to, and covenant with, each Underwriter as of the date hereof, the Applicable Time, Closing Date (as defined below) and any Subsequent Closing Date (as defined below) as follows:

(a) Compliance with Registration and Exchange Act Requirements. The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect, the Commission has not issued any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus and no proceedings for such purpose have been instituted or are pending or, to the Company’s knowledge, are contemplated or threatened by the Commission.

Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act. Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, at the date hereof, at the Closing Date or at any Subsequent Closing Date complied and will comply in all material respects with the Securities Act and Securities Act Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date, at the date hereof, at the time of any filing pursuant to Rule 424(b) under the Securities Act, at the Closing Date and at any Subsequent Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Content described in Section 7(b) hereof. There is no contract or other document required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that has not been described or filed as required.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act (the “Exchange Act Regulations”). The documents incorporated or deemed to be incorporated by reference in the Registration Statement, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading. The documents incorporated or deemed incorporated by reference in the Disclosure Package and the Prospectus, when such document incorporated by reference were filed with the Commission as the case may be, when read together with the other information in the Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Issuer Limited Use Free Writing Prospectus; Disclosure Package. As of the Applicable Time, (A) the Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Disclosure Package, includes, included or will include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the any Issuer Limited Use Free Writing Prospectus or the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Content described as such in Section 7(b) hereof.

(c) Company Not Ineligible Issuer. (i) At the time of filing the Registration Statement and any post-effective amendment thereto, and (ii) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and at the date hereof, the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

(d) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering of Shares under this Agreement or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein, and any preliminary prospectus or prospectus deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Content described as such in Section 7(b) hereof.

(e) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the last Subsequent Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives or included in Schedule C hereto or the Registration Statement.

(f) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

(g) Authorization of the Shares. The Shares have been duly and validly authorized for issuance and sale pursuant to this Agreement and conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus and, when issued and delivered by the Company to the Underwriters pursuant to this Agreement on the Closing Date or any Subsequent Closing Date, will be validly issued, fully paid and nonassessable and free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the declaration of trust, bylaws or other organizational documents of the Company or under any agreement to which the Company or any one of its subsidiaries is a party; no person has a right of participation or first refusal with respect to the sale of the Shares by the Company.

(h) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

(i) No Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company, the Operating Partnership and their respective subsidiaries, considered as one entity (any such change is called a “Material

Adverse Effect”); (ii) the Company, the Operating Partnership and their respective subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(j) No Liabilities or Transactions. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement, the Disclosure Package and the Prospectus (or any amendment or supplement thereto), none of the Company, the Operating Partnership or any of their subsidiaries has incurred any liability or obligation (financial or other), direct or contingent, or entered into any transaction (including any off-balance sheet activities or transactions), not in the ordinary course of business, that is material to the Company, the Operating Partnership and their subsidiaries, as a whole, and there has not been any material change in the capital stock, or partnership interests, as the case may be, or material increase in the short-term debt or long-term debt (including any off-balance sheet activities or transactions), of any of the Company, the Operating Partnership or their subsidiaries, or any Material Adverse Effect, or any development involving or which may reasonably be expected to result in a Material Adverse Effect.

(k) Independent Accountants. Pannell Kerr Forster of Texas, P.C., who has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus, are independent registered public accountants with respect to the Company as required by the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder and by the Public Company Accounting Oversight Board.

(l) Preparation of the Financial Statements. The financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the statement of operations, shareholder’s equity and cash flows for the periods specified. Such financial statements and supporting schedules included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein as of the dates indicated. The pro forma financial statements and the related notes thereto included in the Registration Statement, the Disclosure Package and the Prospectus, if any, present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included or incorporated by reference therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. All disclosures contained in the Registration Statement, the Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(m) Good Standing of the Company. The Company has been duly organized and is validly existing as a real estate investment trust in good standing with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and has the requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except in each case where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Complete and correct copies of the declaration of trust and of the bylaws of the Company and all amendments thereto have been made available to the Representatives and no changes thereto will be made subsequent to the date hereof and prior to the Closing Date or, if applicable, each Subsequent Closing Date.

(n) Good Standing of Operating Partnership. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the state of Delaware, has partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and is duly qualified to transact business as a foreign partnership and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except in each case where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Disclosure Package and the Prospectus, the issued and outstanding equity interests of the Registration Statement, the Operating Partnership (the “OP Units”) have been duly authorized and validly issued, are fully paid and non-assessable and the OP Units owned by the Company are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding equity interests of the Operating Partnership were issued in violation of the preemptive or similar rights of any securityholder of the Operating Partnership. Except for the equity interests of the Operating Partnership, the Company does not own, directly or indirectly, a material interest in any shares of stock or any other equity or long term debt securities of any corporation or have any equity interest in any firm, corporation, partnership, limited liability company, joint venture, association or other entity. Except for the subsidiaries listed in Schedule E hereto (together with the Operating Partnership, such entities are referred to in this Agreement as the “subsidiaries” and each a “subsidiary” of the Operating Partnership, and together with the Operating Partnership, of the Company), the Operating Partnership does not own, directly or indirectly, a material interest in any shares of stock or any other equity or long term debt securities of any corporation or have any equity interest in any firm, corporation, partnership, limited liability company, joint venture, association or other entity.

(o) Good Standing of Subsidiaries. Each subsidiary of the Operating Partnership has been duly formed or organized and is validly existing and in good standing under the laws of the jurisdiction of its formation or organization, has entity power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the issued and outstanding equity interests of the subsidiaries of the Operating Partnership have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Operating Partnership or a subsidiary of the Operating Partnership free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding equity interests of the subsidiaries of the Operating Partnership were issued in violation of the preemptive or similar rights of any securityholder of any subsidiary of the Operating Partnership.

(p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding common shares of beneficial interest of the Company, including the Shares, are as set forth in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Registration Statement, the Disclosure Package and the Prospectus or upon exercise of outstanding options or redemption of outstanding OP Units described in the Disclosure Package and the Prospectus, as the case may be). The common shares of beneficial interest (including the Shares) conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. All of the issued and outstanding common shares of beneficial interest have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws and, to the extent applicable, the requirements of the New York Stock Exchange (“NYSE”). None of the outstanding common shares of beneficial interest were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any common shares of beneficial interest the Company or any of its subsidiaries other than those accurately described in the Registration Statement, the Disclosure Package and the Prospectus. The description of the Company’s share option, share bonus and other equity and incentive plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(q) Listing. The Shares have been, or as of the Closing Date will be, approved for listing on the NYSE, subject only to official notice of issuance.

(r) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company, the Operating Partnership nor any of their respective subsidiaries is (i) in violation or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under its declaration of trust, charter, bylaws or similar organizational documents, as the case may be, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiary is a party or by which it may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (each an “Existing Instrument”), or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iii), for such Defaults or violations as would not, individually or in the aggregate, have a Material Adverse Effect. The Company’s and Operating Partnership’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Registration Statement, the Disclosure Package and by the Prospectus (i) have been duly authorized by all requisite action and will not result in any Default under the declaration of trust, charter, bylaws or similar organizational documents of the Company, the Operating Partnership or any of their respective subsidiaries, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of their subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company, the Operating Partnership or any of their subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Operating Partnership or any of their subsidiaries or any of its or their properties, as applicable, except with respect to clauses (ii) and (iii), for such Defaults or violations as would not, individually or in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s or the Operating Partnership’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Registration Statement, the Disclosure Package and by the Prospectus, except such as have been obtained or made by the Company and the Operating Partnership and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”).

(s) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its subsidiaries, (i) which has as the subject thereof any officer or trustee of, or property owned or leased by, the Company or any of its subsidiaries or (ii) relating to environmental or discrimination matters, where in either such case under clause (i) or (ii), (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary, or any officer or trustee of, or property owned or leased by, the Company or any of its subsidiaries, and (B) any such action, suit or proceeding, if so determined adversely, could reasonably be expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(t) Labor Matters. No labor problem or dispute with the employees of the Company or any of its direct or indirect subsidiaries exists or to the Company’s knowledge is threatened or imminent, and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its, the Operating Partnership’s or their subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(u) Intellectual Property Rights. The Company and its subsidiaries own, possess, license or have other rights to use, or can acquire on reasonable terms, such patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Registration Statement, the Disclosure Package and the Prospectus to be conducted, except where the failure to own, possess, license or have other rights to use or acquire would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, (a) no party has been granted an exclusive license to use any portion of such Intellectual Property owned by the Company; (b) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any material Intellectual Property; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(v) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess any such licenses, certificates, authorizations or permits would not reasonably be expected to result in a Material Adverse Effect, and, to the Company’s knowledge, neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(w) Title to Personal Property. The Company, the Operating Partnership and each of their respective subsidiaries has good and marketable title to all the personal property reflected as owned in the financial statements filed with the Commission as part of the Registration Statement and included in the Disclosure Package and Prospectus and the personal property described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except (i) as otherwise disclosed in the Registration Statement, Disclosure Package and the Prospectus or (ii) as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, the Operating Partnership or such subsidiary. The personal property held under lease by the Company, the Operating Partnership or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such personal property by the Company, the Operating Partnership or such subsidiary. All security interests, liens, encumbrances, equities, claims and other defects on or affecting the personal property and assets of the Company, the Operating Partnership and their subsidiaries that are required to be described in the Prospectus are disclosed therein.

(x) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except (i) for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings, and (ii) where the failure to file such returns or pay such taxes could not reasonably be expected to result in a Material Adverse Effect. The Company has made appropriate provisions in the Company’s financial statements filed with the Commission as part of the Registration Statement and included in the Disclosure Package and Prospectus in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its direct or indirect subsidiaries has not been finally determined except to the extent of any inadequacy that could not reasonably be expected to result in a Material Adverse Effect.

(y) Company Not an “Investment Company.” The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”). The Company is not, and after receipt of payment for the Shares and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the preliminary prospectus and the Prospectus will not be required to be registered under the Investment Company Act and will conduct its business in a manner so that it will not be required to register as an “investment company” pursuant to the Investment Company Act.

(z) Compliance with Reporting Requirements. The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act in all material respects. The Common Shares have been registered pursuant to Section 12 of the Exchange Act.

(aa) Insurance. The Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and, to the Company’s knowledge, neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have a Material Adverse Effect.

(bb) No Restrictions on Dividends or Other Distributions. No subsidiary of either the Company or the Operating Partnership is currently prohibited, directly or indirectly, from paying any dividends or other distributions to the Company or the Operating Partnership, from making any other distribution on such subsidiary’s capital stock or other equity interests, from repaying to the Company or the Operating Partnership any loans or advances to such subsidiary from the Company or the Operating Partnership or from transferring any of such subsidiary’s property or assets to the Company, the Operating Partnership or any other subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Prospectus.

(cc) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Shares or the OP Units to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on the NYSE in accordance with Regulation M under the Exchange Act.

(dd) Accuracy of Descriptions. The descriptions in the Registration Statement, the Disclosure Package and the Prospectus, if any, of affiliate transactions, contracts required to be described therein and other legal documents are true and correct in all material respects, and there are no affiliate transactions, contracts or other documents of a character required to be described in the Registration Statement, the Disclosure Package and the Prospectus, if any, or to be filed as exhibits to the Registration Statement which are not described or filed as required. All agreements between the Company or the Operating Partnership and any other party expressly referenced in the Registration Statement, the Disclosure Package and the Prospectus are, or will be at the Closing Date, legal, valid and binding obligations of the Company or the Operating Partnership, enforceable against the Company or the Operating Partnership in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(ee) Internal Controls and Procedures. The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff) No Material Weakness in Internal Controls. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(gg) Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act.

(hh) Equity Awards. With respect to the share options and equity-based awards (the “Equity Awards”) granted pursuant to the equity-based compensation plans of the Company and its subsidiaries (the “Company Share Plans”), (i) each Equity Award designated by the Company or the relevant subsidiary of the Company at the time of grant as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of an Equity Award was duly authorized no later than the date on which the grant of such Equity Award was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of trustees or a committee of the board of trustees of the Company or the relevant subsidiary of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Share Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, (iv) the per share exercise price of each Equity Award was equal to or greater than the fair market value of a Common Share on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the consolidated financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. Neither the Company nor any of its subsidiaries has knowingly granted, and there is no and has been no policy or practice of the Company or any of its subsidiaries of granting, Equity Awards prior to, or otherwise coordinating the grant of Equity Awards with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(ii) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any trustee, director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(jj) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(kk) No Conflict with OFAC Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any trustee, director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ll) Compliance with Environmental Laws. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law, regulation, order, permit or other requirement relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of

Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law, except as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) to the Company’s knowledge, there are no past, present or anticipated future actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law, require expenditures to be incurred pursuant to Environmental Law, or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law, except as would not, individually or in the aggregate, have a Material Adverse Effect; and (iv) neither the Company nor any of its subsidiaries is subject to any pending or, to the Company’s knowledge, threatened proceeding under Environmental Law to which a governmental authority is a party and which is reasonably likely to result in monetary sanctions of $100,000 or more.

(mm) Periodic Review of Costs of Environmental Compliance. The Company has conducted a review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such identified associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

(nn) ERISA Compliance. The Company and its subsidiaries are in compliance, in all material respects, with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA other than an event for which the notice requirements have been waived by regulations) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred or does not reasonably expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Code or Section 430 through 436 of the Code, including the regulations and published interpretations thereunder; and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that such plan is so qualified in all material respects and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where such non-compliance, reportable events, liabilities or failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year; (ii) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to its or their employment that would have a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its subsidiaries that would have a Material Adverse Effect. The Company and its subsidiaries have not ever had any liability or obligation under any Plan or had any other liability or obligation under Title IV of ERISA or Sections 430 through 436 of the Code (or predecessor provisions of the Code) and none is reasonably expected. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA or Sections 430 through 436 of the Code (or predecessor provisions of the Code) with respect to which the Company or any of its subsidiaries may have any liability.

(oo) Brokers. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company or the Operating Partnership any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(pp) No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or trustees of the Company or any of the members of any of their families, except as disclosed in the Disclosure Package and the Prospectus.

(qq) Sarbanes-Oxley Compliance. There is and has been no failure on the part of the Company and any of the Company’s trustees or officers, in their capacities as such, to comply in any material respect with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(rr) Subsidiaries. The subsidiaries listed on Schedule F attached hereto are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X.

(ss) Lending Relationship. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Common Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(tt) Statistical and Market Related Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(uu) Tenant Leases. Each of the leases pertaining to the real property owned or leased by the Company, the Operating Partnership and the subsidiaries (the “Properties”) has been duly authorized by the Company, the Operating Partnership or one of the subsidiaries, as applicable, has been entered into in the ordinary course of business of such entity, is in full force and effect and is a valid, subsisting and enforceable agreement of the Company, the Operating Partnership or such subsidiary, as applicable, and, to the Company’s knowledge, each other party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or general equitable principles. To the knowledge of the Company, no tenant of any portion of any of the Properties is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except as described in the Registration Statement or such defaults that would not reasonably be expected to have a Material Adverse Effect.

(vv) Title to Real Property. The Company, the Operating Partnership and the subsidiaries have good and marketable title in fee simple to all Properties owned by them, in each case free and clear of all liens, claims, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and other defects, except (i) such as are disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (ii) such as are listed as an exception to any owner’s or leasehold title insurance policy with respect to such Property or otherwise set forth in any loan or financing documentation relating to such Property, in each case made available by the Company to the Underwriters or their counsel, (iii) for the leasehold interests of the tenants or (iv) such as except as would not, individually or in the aggregate, have a Material Adverse Effect; any Properties leased by the Company, the Operating Partnership or any subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Registration Statement, the Disclosure Package and the Prospectus, if any, or are not material and do not materially interfere with the use made or proposed to be made of such Property by the Company, the Operating Partnership or such subsidiary; the Company, the Operating Partnership or a subsidiary has obtained an owner’s title insurance policy, from a title insurance company licensed to issue such policy, on each Property that is owned by the Company, the Operating Partnership or a subsidiary that insures the Company’s, the Operating Partnership’s or the subsidiary’s fee interest in such Property, or a lender’s title insurance policy insuring the lien of its mortgage securing such Property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company, the Operating Partnership or a subsidiary and secured by such Property.

(ww) Prospective Acquisitions. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are (i) no material real property interests that any of the Company, the Operating Partnership or the subsidiaries directly or indirectly intends to acquire or lease or (ii) any contracts, letters of intent, term sheets, agreements, arrangements or understandings with respect to the direct or indirect acquisition or disposition by the Company, the Operating Partnership or the subsidiaries of interests in real property, in either case that are required to be described in the Registration Statement, the Disclosure Package and the Prospectus, if any, and are not so described.

(xx) Compliance with Real Estate Regulations. Each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects or, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title, except where such failure to comply would not, individually or in the aggregate, have a Material Adverse Effect; there is no pending, or to the knowledge of the Company and the Operating Partnership threatened, condemnation, zoning change or other similar proceeding or action that will in any material respect affect the size or use of, improvements on, or construction on or access to the Properties, except such zoning changes, proceedings or actions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

(yy) Mortgages. The mortgages and deeds of trust encumbering the Properties are not convertible into debt or equity securities of the Company or the Operating Partnership nor does the Company hold a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned directly or indirectly by the Company, the Operating Partnership or the subsidiaries.

(zz) REIT Status. The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code for each taxable year commencing with its taxable year ended December 31, 2003 and through its taxable year ended December 31, 2011, and its current and proposed method of operation as described in the Registration Statement, the Disclosure Package and the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2012 and thereafter; all statements in the Registration Statement, the Disclosure Package and the Prospectus regarding the Company’s qualification and taxation as a REIT are correct in all material respects; except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company does not know of any event that would cause or is likely to cause the Company to fail to qualify as a REIT under the Code for the taxable year ending December 31, 2012 or any time thereafter; each direct and indirect subsidiary of the Company has and will continue to qualify as a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code, a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code, or partnership or disregarded entity (rather than an association or partnership taxable as a corporation) within the meaning of Section 7701 of the Code and all applicable regulations under the Code.

(aaa) Operating Partnership. The Operating Partnership has been and the Company does not know of any event that would cause or is likely to cause the Operating Partnership to cease being classified as a partnership for purposes of the Code and the Company does not know of any event that would cause or is likely to cause the Operating Partnership to be treated as a corporation, association taxable as a corporation or a publicly traded partnership.

(bbb) FINRA Associations. Except as have been disclosed to the Underwriters, to the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, trustees or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

Any certificate signed by an officer of the Company or the Operating Partnership and delivered to the Representatives or to counsel for the Underwriters pursuant to the Agreement shall be deemed to be a representation and warranty by the Company or the Operating Partnership, as the case may be, to each Underwriter as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Shares.

(a) The Firm Shares. The Company agrees to issue and sell to the several Underwriters the Firm Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, bears to the total number of Firm Shares, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The purchase price per Firm Share to be paid by the several Underwriters to the Company shall be $12.192 per share.

(b) The Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Hunton & Williams LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166 (or such other place as may be agreed to by the Company and the Representatives) at 10:00 a.m., New York time, on August 28, 2012, or such other time and date not later than 1:30 p.m. New York time, on August 28, 2012, as the Representatives shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c) The Optional Shares; the Subsequent Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 630,000 Optional Shares from the Company for the purpose of covering over-allotments, if any, at the same price as the purchase price per share to be paid by the Underwriters for the Firm Shares less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. The option granted hereunder may be exercised at any time and from time to time upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the Optional Shares are to be registered and (iii) the time, date and place at which such Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term “Closing Date” shall refer to the time and date of delivery of the Firm Shares and the Optional Shares). Each time and date of delivery, if subsequent to the Closing Date, is called a “Subsequent Closing Date” and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares.

(d) Payment for the Shares. Payment for the Shares shall be made at the Closing Date (and, if applicable, at any Subsequent Closing Date) by wire transfer of immediately available funds to the order of the Company.

It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. The Representatives, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date or any Subsequent Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(e) Delivery of the Shares. Delivery of the Firm Shares and the Optional Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

(f) Delivery of Prospectus to the Underwriters. The Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representatives shall reasonably request at such time as the Underwriters request on the first business day following the date of this Agreement.

SECTION 3. Covenants of the Company and the Operating Partnership.

A. Covenants of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, covenant and agree with each Underwriter as follows:

(a) Representatives’ Review of Proposed Amendments and Supplements. During the period beginning on the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus, subject to Section 3(A)(c), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement to which the Representatives reasonably object.

(b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus relating to the Shares or the Prospectus, (iii) of the time and date that any such post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or notice of prevention or suspension of such use. If the Commission shall enter any such stop order or issue any such notice at any time, the Company will use its best efforts to obtain the lifting or reversal of such order or notice at the earliest possible moment, or, subject to Section 3(A)(a), will file an amendment to the Registration Statement or will file a new registration statement and use its best efforts to have such amendment or new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) under the Securities Act were received in a timely manner by the Commission.

(c) Amendments and Supplements to the Registration Statement, Disclosure Package and Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Registration Statement, the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the opinion of the Representatives it is otherwise necessary or advisable to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representatives of any such event or condition and (ii) promptly prepare (subject to Sections 3(A)(a) and 3(A)(e) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

(d) Permitted Free Writing Prospectuses. The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representatives, it will not make, any offer relating to the Shares that constitutes or would constitute an Issuer Free Writing Prospectus or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule C hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(e) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto and the Disclosure Package as the Representatives may reasonably request.

(f) Copies of the Registration Statement and the Prospectus. The Company will furnish to the Representatives and counsel for the Underwriters two complete manually signed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof and such conformed copies of the Registration Statement (including exhibits thereto) as the Representatives may reasonably request, and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each preliminary prospectus, the Prospectus and any supplement thereto and the Disclosure Package as the Representatives may reasonably request.

(g) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws or other foreign laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Shares in any jurisdiction where it is not now so subject. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(h) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Prospectus.

(i) Earnings Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(j) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the NYSE all reports and documents required to be filed under the Exchange Act.

(k) Listing. The Company will use its best efforts to list, subject to notice of issuance, the Shares, and cause the Shares to be admitted and authorized for trading, on the NYSE.

(l) Agreement Not to Offer or Sell Additional Shares. During the period commencing on the date hereof and ending on the 60th day following the date of the Prospectus, the Company will not, without the prior written consent of Baird (which consent may be withheld at the sole discretion of Baird), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any Common Shares, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares, other than (a) the Shares to be sold hereunder, (b) the filing of a registration statement or prospectus supplement or the issuance by the Company of shares of Common Shares upon the conversion of OP Units outstanding on the date hereof, (c) grants of restricted Common Shares or restricted common share units pursuant to the Company’s 2008 Long-Term Equity Incentive Ownership Plan, provided that such securities will not vest or become exercisable, as applicable, during the 60-day restricted period without the Representatives’ prior written consent, (d) the filing of a registration statement or the issuance of Common Shares pursuant to a dividend reinvestment plan, (e) the issuance of Common Shares or OP Units as consideration for the acquisition of real estate assets, or (f) any post-effective amendment to a registration statement on Form S-8 effective on the date hereof; provided, however, that prior to the issuance of any of the Company’s securities of pursuant to clause (c) during the restricted period, the recipient of such securities shall sign and deliver a lock-up agreement as described in Section 5(h) below. Notwithstanding the foregoing, if (x) during the last 17 days of the 60-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the 60-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representatives and each individual subject to the restricted period pursuant to the lockup letters described in Section 5(h) with prior notice of any such announcement that gives rise to an extension of the restricted period.

(m) Compliance with Sarbanes-Oxley Act. During the Prospectus Delivery Period, the Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(n) Future Reports to Shareholders. During the Prospectus Delivery Period, the Company will furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail provided that any document that is available on EDGAR shall be deemed furnished to the shareholders in satisfaction of the Company’s obligation under this paragraph.

(o) Future Reports to the Representatives. During the Prospectus Delivery Period, the Company will furnish upon request to the Representatives as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed or furnished by the Company with the Commission, FINRA or any securities exchange or mailed to the Company’s shareholders; provided that any document that is available on EDGAR shall be deemed furnished to the Representatives in satisfaction of the Company’s obligation under this paragraph.

(p) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by it from the sale of the Shares in such a manner as would require the Company or any of its subsidiaries to, and will take such steps as necessary to ensure that neither the Company nor any of its subsidiaries is required to, register as an investment company under the Investment Company Act.

(q) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

(r) Books and Records; Accounting Controls and Disclosure Controls. During the Prospectus Delivery Period, each of the Company and the Operating Partnership will maintain and keep accurate books and records reflecting their assets and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Operating Partnership will employ disclosure controls and procedures that are effective to perform the functions for which they were established and designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(s) REIT Qualification. The Company will use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code for the taxable year ending December 31, 2012 and will use its best efforts to continue to qualify for taxation as a REIT under the Code unless the board of trustees of the Company determines that it is no longer in the best interests of the Company to qualify as a REIT.

(t) Conditions Precedent. The Company and the Operating Partnership will use all reasonable best efforts to do or perform all things required to be done or performed by them prior to the Closing Date to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

SECTION 4. Payment of Expenses. The Company and the Operating Partnership agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company’s and the Operating Partnership’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company and all filing fees and other expenses incurred by the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to FINRA’s review and approval of the Underwriters’ participation in the offering and distribution of the Shares (in an amount not to exceed $10,000), (viii) the fees and expenses associated with listing of the Shares on the NYSE, (ix) the expenses of the Company in connection with the marketing and offering of the Shares, including all transportation and other expenses incurred in connection with presentations to prospective purchasers of the Shares and (x) all other fees, costs and expenses referred to in Item 31 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 7 and Section 8 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the Closing Date and, with respect to the Optional Shares, any Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership set forth in Section 1 hereof, as of the date hereof and as of the Closing Date as though then made and, with respect to the Optional Shares, as of any Subsequent Closing Date as though then made, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the timely performance by the Company and the Operating Partnership of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Representatives shall have received from Pannell Kerr Forster of Texas, P.C., independent public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Disclosure Package and the Prospectus.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after effectiveness of this Agreement and prior to the Closing Date and, with respect to the Optional Shares, any Subsequent Closing Date:

(i) the Company shall have filed the Prospectus, and any supplement thereto, with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B under the Securities Act, and such post-effective amendment shall have become effective;

(ii) all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433 under the Securities Act;

(iii) no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iv) to the extent a filing with FINRA is required, FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Effect. For the period from and after the date of this Agreement and prior to the Closing Date and, with respect to the Optional Shares, any Subsequent Closing Date, there shall not have occurred any change resulting in a Material Adverse Effect or change in the letter or letters referred to in paragraph (a) or (g) of this Section 6 which, in the Representatives’ judgment, shall render it impractical or inadvisable to proceed with the offering or delivery of the Shares.

(d) Opinion of Counsel for the Company and Operating Partnership. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date (or the applicable Subsequent Closing Date, as the case may be), of Bass, Berry & Sims PLC, counsel for the Company and Operating Partnership, substantially to the effect set forth in Exhibit A-1 and Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

(e) Opinion of Maryland Counsel for the Company. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date (or the applicable Subsequent Closing Date, as the case may be), and Venable LLP, special Maryland counsel for the Company, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

(f) Opinion of Counsel for the Underwriters. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinion, dated as of the Closing Date (or the applicable Subsequent Closing Date, as the case may be), of Hunton & Williams LLP, counsel for the Underwriters, in form and substance satisfactory to the Representatives, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(g) Officers’ Certificate of the Company. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date or Subsequent Closing Date, on behalf of the Company, and the Company as general partner of the Operating Partnership, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and any amendment or supplement thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, to the effect set forth in subsection (b) of this Section 5, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to such Closing Date or Subsequent Closing Date, there has not occurred any Material Adverse Effect;

(ii) the representations and warranties of the Company and the Operating Partnership set forth in Section 1 of this Agreement (in each case, subject to the qualifications, if any, described therein) are true and correct on and as of such Closing Date or Subsequent Closing Date with the same force and effect as though expressly made on and as of such Closing Date or Subsequent Closing Date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such date); and

(iii) each of the Company and the Operating Partnership has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Subsequent Closing Date.

(h) Bring-down Comfort Letter. On the Closing Date and any Subsequent Closing Date, the Representatives shall have received from Pannell Kerr Forster of Texas, P.C., independent public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to such Closing Date or Subsequent Closing Date.

(i) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in form and substance satisfactory to the Representatives from the individuals listed on Exhibit D hereof, and such agreement shall be in full force and effect on the Closing Date and any Subsequent Closing Date.

(j) Listing of Shares. The Shares shall have been listed and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Representatives.

(k) Additional Documents. On or before the Closing Date and any Subsequent Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice in writing to the Company at any time on or prior to the Closing Date and, with respect to the Optional Shares, at any time prior to the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 7, Section 8 and Section 13 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated pursuant to Section 5, Section 6 or Section 10, or if the sale to the Underwriters of the Shares on the Closing Date or on any Subsequent Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Indemnification.

(a) Indemnification of the Underwriters. The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, affiliate, director, officer, employee, agent or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (a “Non-IFWP Road Show”), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, its officers, directors, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representatives) as such expenses are reasonably incurred by such Underwriter, or its officers, directors, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the

Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Trustees and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Operating Partnership, each of their trustees, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such trustee, officer, or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show, in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, or any such trustee, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such trustee, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and the Operating Partnership hereby acknowledge that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any Non-IFWP Road Show are the statements set forth in the first paragraph under the caption “Underwriting—Commissions and Discounts,” the second sentence of the first paragraph and the second paragraph under the caption “Underwriting—Price Stabilization and Short Positions” and the statements under the caption “Underwriting—Electronic Offer, Sale and Distribution of Shares” in the Prospectus (collectively, the “Underwriter Content”). The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by the Representatives in the case of Section 7(b)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 8. Contribution. If the indemnification provided for in Section 7 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the untrue statements or omissions or alleged untrue statements or alleged omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Shares as set forth on such cover. The relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 8.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 8, each affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

SECTION 9. Default of One or More of the Several Underwriters. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 7 and Section 8 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date or a Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 10. Termination of this Agreement. Prior to the Closing Date and, with respect to the Optional Shares, any Subsequent Closing Date, this Agreement may be terminated by the Representatives by written notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or materially limited by the Commission or by the NYSE, or trading in securities generally on the NYSE shall have been suspended or materially limited, or minimum or maximum prices shall have been established by the Commission, the NYSE or other regulatory body or governmental authority having jurisdiction; (ii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or declaration of a national emergency or war by the United States, or any crisis or calamity, or any material change in the United States or international financial markets, or any material change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities. Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof or (b) any Underwriter to the Company.

SECTION 11. No Advisory or Fiduciary Responsibility. Each of the Company and the Operating Partnership acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company and the Operating Partnership are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Operating Partnership or their respective affiliates, shareholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Operating Partnership with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company and the Operating Partnership on other matters), and no Underwriter has any obligation to the Company or the Operating Partnership with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Operating Partnership and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Operating Partnership have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Operating Partnership and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company and the Operating Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Operating Partnership may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 12. Research Analyst Independence. The Company and the Operating Partnership acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Operating Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Operating Partnership may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company and the Operating Partnership acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

SECTION 13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Partnership and their officers and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter or any person controlling the Underwriter, the Company, the officers or employees of the Company, or any person controlling the Company or the Operating Partnership, as the case may be, or (B) acceptance of the Shares and payment for them hereunder and (ii) will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

SECTION 14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

Robert W. Baird & Co. Incorporated

4725 Piedmont Row Drive

Piedmont Town Center Two – Suite 750

Charlotte, NC 28210

Facsimile: (704) 553-6610

Attn: Lindsey Houser

with a copy to:

Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, WI 53202

Facsimile: (414) 298-7800

Attn: General Counsel

with a further copy to:

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, VA 23219-4074

Facsimile: (804) 344-7999

Attn: David C. Wright, Esq.

If to the Company or the Operating Partnership:

Whitestone REIT

2600 South Gessner, Suite 500

Houston, TX 77063

Facsimile: (713) 784-2966

Attn: James C. Mastandrea

with a copy to:

Bass, Berry & Sims PLC

The Tower at Peabody Place

100 Peabody Place, Suite 900

Memphis, TN 38103

Facsimile: (901) 543-5999

Attn: John A. Good, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 15. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of (i) the Company, its trustees, any person who controls the Company within the meaning of the Securities Act or the Exchange Act and any officer of the Company who signs the Registration Statement, (ii) the Operating Partnership, (iii) the Underwriters, the officers, directors, employees and agents of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act , and (iv) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

SECTION 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 17. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 18. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan, or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 19. General Provisions. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 7 and the contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 7 and 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its subsidiaries, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

[Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Operating Partnership the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

WHITESTONE REIT

By:	/s/ David K. Holeman
Name: David K. Holeman
Title: Chief Financial Officer

WHITESTONE REIT OPERATING PARTNERSHIP, L.P.

By:	Whitestone REIT,
its General Partner

	By:	/s/ David K. Holeman
Name: David K. Holeman
Title: Chief Financial Officer

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,

as of the date first above written:

For themselves and as Representatives of the several Underwriters named in Schedule A hereto.

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Gary R. Placek
Name: Gary R. Placek
Title: Managing Director

JMP SECURITIES LLC

By:	/s/ Stephen Ortiz
Name: Stephen Ortiz
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Number of
Firm Shares
to be
Underwriters	Purchased
Robert W. Baird & Co. Incorporated	1,470,000
JMP Securities LLC	682,500
Ladenburg Thalmann & Co. Inc.	682,500
Wunderlich Securities, Inc.	525,000
Maxim Group LLC	420,000
J.J.B. Hilliard, W.L. Lyons, LLC	210,000
Southwest Securities, Inc.	210,000

Total	4,200,000

A-1

SCHEDULE B

INFORMATION CONVEYED AT THE APPLICABLE TIME

Price to Public: $12.80

Number of Initial Securities Offered: 4,200,000

Number of Option Securities Offered: 630,000

B-1

SCHEDULE C

ISSUER GENERAL USE FREE WRITING PROSPECTUS

None

C-1

SCHEDULE D

INDIVIDUALS SUBJECT TO LOCK-UP AGREEMENT

Daryl J. Carter

Daniel G. DeVos

Donald F. Keating

Jack L. Mahaffey

James C. Mastandrea

John J. Dee

David K. Holeman

Richard Rollnick

Daniel E. Nixon, Jr.

D-1

SCHEDULE E

Whitestone Centers LLC

Whitestone Industrial Office LLC

Whitestone REIT Operating Partnership III GP, LLC

Whitestone REIT Operating Partnership IIII LP, LTD

Whitestone REIT Operating Partnership IIII LP

Whitestone REIT Operating Company IV, LLC

Whitestone Pima Norte LLC

Whitestone CP West

Whitestone Offices LLC

Whitestone Retail Services, L.L.C.

Whitestone Brokerage Services, L.L.C.

Whitestone Sunnyslope Village, LLC

Whitestone Featherwood LLC

Whitestone Terravita Marketplace LLC

Whitestone Ahwatukee Plaza LLC

Whitestone Brokerage Services AZ, L.L.C.

Whitestone Pinnacle of Scottsdale, L.L.C.

Whitestone Pinnacle of Scottsdale-Phase II, L.L.C.

Whitestone Shops at Starwood , L.L.C.

Whitestone Shops At Starwood—Phase III, LLC

Whitestone Shops At Pinnacle, LLC

Whitestone Paradise Plaza, LLC

Whitestone Artesia, LLC

Whitestone Fountain Square, LLC

E-1

SCHEDULE F

Whitestone REIT Operating Partnership, L.P.

Whitestone REIT Operating Partnership III LP

Whitestone REIT Operating Company IV, LLC

Whitestone Offices LLC

Whitestone Centers LLC

Whitestone Industrial-Office LLC

Whitestone Pinnacle of Scottsdale, L.L.C.

F-1